LLC-4/7

State of California
Secretary of State

LIMITED LIABILITY COMPANY
CERTIFICATE OF CANCELLATION

There is no fee for filing a Certificate of Cancellation.

IMPORTANT – Read instructions before completing this form.

This Space For Filing Use Only

FILE NUMBER	ENTITY NAME (Enter the exact name of the limited liability company.)
1. Secretary of State File Number 2008-04710461	2. Name of Limited Liability Company MaxLife - CGP Partners, LLC

TAX LIABILITY (The following statement should not be altered.)

3. A final franchise tax return, as described by Section 23332 of the Revenue and Taxation Code, or a final annual tax return, as described by Section 17947 of the Revenue and Taxation Code, has been or will be filed with the Franchise Tax Board, as required under Part 10.2 (commencing with Section 18401) of Division 2 of the Revenue and Taxation Code.

DISSOLUTION (Domestic limited liability companies ONLY: Check the "YES" or "NO" box, as applicable. Note: If the "NO" box is checked, a Certificate of Dissolution (Form LLC-3) pursuant to Corporations Code section 17356(a) must be filed prior to or together with this Certificate of Cancellation.)

4. The dissolution was made by a vote of all of the members. ☑ YES ☐ NO

ADDITIONAL INFORMATION (Enter any other information the managers or members filing the Certificate of Cancellation determine to include. Attach additional pages, if necessary. Additional information set forth on attached pages, if any, is incorporated herein by this reference and made part of this certificate. If no other information is to be included, leave Item 5 blank and proceed to Item 6.)

5.

EXECUTION

6. I declare I am the person who executed this instrument, which execution is my act and deed.

Signature of Authorized Person	Jerry Sexton, President 3-17-09 Date	Capital Growth Planning, Inc., Manager Type or Print Name and Title of Authorized Person
Signature of Authorized Person	5.5-09 Date	MaxLife Fund Corp, Inc., Manager Type or Print Name and Title of Authorized Person

RETURN TO (Enter the name and the address of the person or firm to whom a copy of the filed document should be returned.)

7. NAME: Jerry Sexton
FIRM: Capital Growth Planning, Inc.
ADDRESS: 405 E. Lexington, Ave., Suite 201
CITY/STATE/ZIP: El Cajon, CA 92020

APPROVED BY SECRETARY OF STATE